UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  Earliest  event  reported):  September  10,  2002

                        Commission File Number: 000-31735
                                                ---------

                             MICROSIGNAL CORPORATION
             (Exact name of Registrant as specified in its charter)

     Nevada                                          88-0231200
     ------                                          ----------
(State  or  other  jurisdiction  of               (IRS  Employer
 incorporation  or  organization)               Identification  Number)

                     305 Doubletree Drive, Venetia, PA 15367
                     ---------------------------------------
                Address of principal executive offices)(Zip Code)

Company's  telephone  number,  including  area  code:  (412)  303-2288
                                                       ---------------

                          PRO GLASS TECHNOLOGIES, INC.
                          ----------------------------
               #8 3927 Edmonton Trail NE, Calgary Alberta T2E 6T1
               --------------------------------------------------
     (Former  name  or  former  address,  if  changed  since  last  report)

ITEM  1.  Changes  in  Control  of  Registrant.

See  Item  7.

ITEM  2.  Acquisition  or  Disposition  of  Assets.

See  Item  7.

ITEM  3.  Bankruptcy  or  Receivership.

ITEM  4.  Changes  in  Registrant's  Certifying  Accountants.

ITEM  5.  Other  Events  and  Regulation  FD  Disclosure.

ITEM  6.  Resignations  of  Registrant's  Directors

ITEM  7.  Financial  Statements  and  Exhibits.

     (a)  Financial  Statements  of  Business  Acquired.

Attached are the required Audited Financial Statements of MicroSignal Corporation, a Pennsylvania corporation.

     (b)  Pro  Forma  Financial  Information.

Required Pro Forma financial statements, taking into account the completion of the Agreement with MicroSignal Corporation, are hereby filed by this amendment.

     (c)  Exhibits.

     Articles  of  Merger*
     Agreement  and  Plan  of  Reorganization*
     Amendment  No.  1*
     Agreement  of  Purchase  and  Sale  of  Assets*
     Audited  Financial  Statements  of MicroSignal Corporation for December 31, 2001
     MicroSignal  Corporation  Financial  Statements  as  of  September 30, 2002 (unaudited)
     Pro  Forma  Financial  Statements  (unaudited)

---------------------
*  Previously  filed


November  24,  2002                    MICROSIGNAL  CORPORATION

                                      /s/ Matthew  McConaghy

                                      ---------------------------------
                                      Matthew  McConaghy,  President

                          INDEPENDENT AUDITORS' REPORT

To  the  Board  of  Directors  of
  MicroSignal  Corporation
  Canonsburg,  Pennsylvania

We have audited the accompanying balance sheet of MicroSignal Corporation as of December 31, 2001, and the related statements of operations, stockholders' equity (deficit), and cash flows for each the two years then ended. These financial statements are the responsibility of MicroSignal's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MicroSignal Corporation as of December 31, 2001, and the results of its operations and cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that MicroSignal will continue as a going concern. As discussed in Note 2 to the financial statements, MicroSignal has incurred losses for the years ended December 31, 2001 and 2000 totaling $212,385 and $596,909 and had negative working capital of $2,805,446 as of December 31, 2001. MicroSignal will require additional working capital to develop and support its technologies and business until MicroSignal either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements. These conditions raise substantial doubt about MicroSignal's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Malone  &  Bailey,  PLLC
www.malone-bailey.com
Houston,  Texas

November  22,  2002

                             MICROSIGNAL CORPORATION
                                  BALANCE SHEET
                                DECEMBER 31, 2001



                                      ASSETS


Current assets
Cash
                                                                      $     2,709
                                                                      ------------
    Total current assets                                                    2,709


Property and equipment, net of accumulated depreciation of $594,420             -

Patent                                                                      9,546
                                                                      ------------
                                                                      $    12,255
                                                                      ============
         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                                    $    11,000
  Accrued expenses                                                        138,292
  Lease payable                                                            38,650
  Accrued interest payable                                                603,124
  Notes payable                                                           615,339
  Notes payable - shareholders                                          1,361,750
  Deposits                                                                 40,000
                                                                      ------------
    Total current liabilities                                           2,808,155
                                                                      ============

Commitments

STOCKHOLDERS' EQUITY (DEFICIT):

  Common stock, $.10 par value, 10,000,000 shares
    authorized, 4,395,336 shares issued and outstanding                   439,534
  Additional paid in capital                                            1,099,089
  Accumulated deficit                                                  (4,334,523)
                                                                      ------------
                                                                       (2,795,900)
                                                                      ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                  $    12,255
                                                                      ============

      See accompanying summary of accounting policies and notes to financial statements.

                             MICROSIGNAL CORPORATION
                             STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                          2001         2000
                                      ------------  -----------

Revenues                               $        -   $   28,210
Cost of revenues                                -       21,483
                                      ------------  -----------
Gross margin                                    -        6,727
                                      ------------  -----------

Cost and Expenses:
  General, selling and administrative      59,609      272,338
  Impairment                                    -      150,048
  Depreciation and amortization                 -       50,012
                                      ------------  -----------
                                           59,609      472,398
                                      ------------  -----------

Loss from operations                      (59,609)    (465,671)

Interest expense                          152,776      131,238
                                      ------------  -----------
Net loss                               $ (212,385)  $ (596,909)
                                      ------------  -----------

Net loss per share:
                                      ------------  -----------
  Net loss basic and diluted           $    (0.05)  $    (0.18)
                                      ============  ===========
Weighted average shares outstanding:
  Basic and diluted                     4,395,336    4,387,358
                                      ============  ===========


      See accompanying summary of accounting policies and notes to financial statements.

                             MICROSIGNAL CORPORATION
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                      FOR THE YEARS ENDED DECEMBER 31, 2001

                          Common stock      Additional
                      -------------------    paid in     Accumulated
                       Shares     Amount     capital       deficit       Total
                      ---------  --------  -----------  ------------  -----------
Balance,
  December 31, 1999   4,362,836  $436,284  $1,102,014   $(3,525,229)  $(1,986,931)

Issuance of common
  stock for services     32,500     3,250      (2,925)            -           325

Net loss                      -         -           -      (596,909)     (596,909)
                      ---------  --------  -----------  ------------  ------------
Balance,
  December 31, 2000   4,395,336   439,534   1,099,089    (4,122,138)   (2,583,515)

Net loss                      -         -           -      (212,385)     (212,385)
                      ---------  --------  -----------  ------------  ------------
Balance,
  December 31, 2001   4,395,336  $439,534  $1,099,089   $(4,334,523)  $(2,795,900)
                      =========  ========  ===========  ============  ============

      See accompanying summary of accounting policies and notes to financial statements.

                             MICROSIGNAL CORPORATION
                             STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

2000
                                                                         ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                 $(212,385)  $(596,909)
Adjustments to reconcile net loss to cash used by operating activities:
Depreciation and amortization                                                    -      50,012
Impairment                                                                       -     150,048
Common stock for services                                                        -         325
Net change in:
  Prepaid assets and other                                                   5,877      25,088
  Accounts payable                                                               -     (50,186)
  Accrued interest payable                                                 152,776     256,245
                                                                         ----------  ----------

CASH FLOWS USED IN OPERATING ACTIVITIES                                    (53,732)   (165,377)
                                                                         ----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
                                                                         ----------  ----------
Capital expenditures                                                             -     (23,784)
                                                                         ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
                                                                         ----------  ----------
Proceeds from notes payable                                                 52,124     155,000
                                                                         ----------  ----------

NET INCREASE (DECREASE) IN CASH                                             (1,608)    (34,161)
Cash, beg. of period                                                         4,317      38,478
                                                                         ----------  ----------
Cash, end of period                                                      $   2,709   $   4,317
                                                                         ==========  ==========
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                          $       -   $       -
  Income taxes paid                                                      $       -   $       -


      See accompanying summary of accounting policies and notes to financial statements.

                             MICROSIGNAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

BUSINESS  AND  BASIS  OF  PRESENTATION

MicroSignal is a Pennsylvania corporation founded in November 1989 and is a Pittsburgh, Pennsylvania-based medical software development company that specializes in developing software products for the radiology community.

PROPERTY  AND  EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Maintenance and repairs are charged to operations as incurred.

MicroSignal reviews property and equipment for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be fully recoverable. MicroSignal has fully depreciated or impaired all of its property and equipment as of December 31, 2000.

REVENUE  RECOGNITION

MicroSignal accounts for the licensing of software in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 97-2, Software Revenue Recognition. MicroSignal recognizes revenue when (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the sales price is fixed or determinable; and
(iv) collectibility is reasonably assured. For software arrangements with multiple elements, revenue is recognized dependent upon whether vendor-specific objective evidence (VSOE) of fair value exists for each of the elements. When VSOE does not exist for all the elements of a software arrangement and the only undelivered element is post contract customer support (PCS), the entire licensing fee is recognized ratably over the contract period. Revenue attributable to undelivered elements, including technical support is based on the average sales price of those elements when sold separately, and is recognized ratably on a straight-line basis over the products life cycle. PCS and subscription revenue is recognized ratably over the contract period. Revenue from products licensed to original equipment manufacturers (OEMs) is based on the licensing agreement with an OEM and has historically been recognized when OEMs ship licensed products to their customers. Provisions are recorded for estimated returns, concessions, and bad debts.

COST  OF  REVENUE

Cost of revenue includes direct costs to manufacture and distribute product, and direct costs to provide consulting, product support, training and certification of system integrators.

INCOME  TAXES

Deferred income taxes result from temporary differences between the financial statement and income tax bases of assets and liabilities. MicroSignal adjusts the deferred tax asset valuation allowance based on judgments as to future realization of the deferred tax benefits supported by demonstrated trends in MicroSignal's operating results.

LOSS  PER  COMMON  SHARE

MicroSignal is required to provide basic and dilutive earnings (loss) per common share information.

The basic net loss per common share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the years ended December 31, 2001 and 2000, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

These securities at December 31, 2001 were 746,874 warrants to purchase common stock.

RISKS  AND  UNCERTAINTIES

MicroSignal is subject to the business risks inherent in the medical software development industry. These risks include, but are not limited to, a high degree of competition within the medical software development industry and continuous technological advances. Future technological advances in the medical software development industry may result in the availability of new services or products that could compete with the products and services currently provided by MicroSignal or decreases in the cost of existing products or services that could enable MicroSignal's established or potential customers to fulfill their own needs for software products more cost efficiently. There can be no assurance that MicroSignal would not be adversely affected in the event of such technological change.

MANAGEMENT'S  ESTIMATES  AND  ASSUMPTIONS

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECENTLY  ISSUED  ACCOUNTING  PRONOUNCEMENTS

MicroSignal does not expect the adoption of recently issued accounting pronouncements to have a significant impact on MicroSignal's results of operations, financial position or cash flow.


NOTE  2  -  FINANCIAL  CONDITION  AND  GOING  CONCERN

For the years ended December 31, 2001 and 2000, MicroSignal incurred net losses totaling $212,385 and $596,909, respectively, and at December 31, 2001 had negative working capital of $2,805,446. Because of these recurring losses, MicroSignal will require additional working capital to develop and support its technologies and business until MicroSignal either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) receives additional financing necessary to support MicroSignal's working capital requirements.

Additionally, MicroSignal intends to raise additional working capital through either private placements, public offerings and/or bank financing.

There are no assurances that MicroSignal will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or
(2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support MicroSignal's working capital requirements. To the extent that funds generated from operations and any private placements, public offerings and/or bank financing are insufficient, MicroSignal will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to MicroSignal. If adequate working capital is not available MicroSignal may be required to curtail its operations.

These conditions raise substantial doubt about MicroSignal's ability to continue as a going concern. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should MicroSignal be unable to continue as a going concern.

NOTE  3  -  PROPERTY  AND  EQUIPMENT

At  December  31,  2001,  property  and  equipment  consisted  of the following:

                                                 Useful Lives    Amount
Computer and demo equipment                                3-5  $   436,179
                                                 -------------  -----------
Furniture and fixtures                                       7        8,193
Software                                                     5      150,048
                                                                -----------
                                                                    594,420
Less: accumulated depreciation and amortization                     594,420
                                                                -----------
                                                                $         -
                                                                ===========


NOTE  4  -  NOTES  PAYABLE

MicroSignal has various notes with individuals, financial institutions and shareholders. All of these notes are delinquent as of December 31, 2001. The notes bear interest at rates ranging from 8% to 10% and are unsecured.


NOTE  5  -WARRANTS

MicroSignal has 746,874 warrants outstanding that were granted in connection with the private placement memorandums.


NOTE  6  -  INCOME  TAXES

Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse.

The components of deferred income tax assets (liabilities) at December 31, 2001, were as follows:

                                                               Amount
                                                           --------------
Net operating loss carryforwards                           $   1,360,000
Valuation allowance                                           (1,360,000)
                                                           --------------
Net deferred tax assets                                    $           -
                                                           ==============

At December 31, 2001, MicroSignal had a net operating loss carryforwards for federal income tax purposes totaling approximately $4,000,000 which, if not utilized, will expire in the years 2014 through 2021.


NOTE  7  -  RELATED  PARTY  TRANSACTIONS

During 2001, MicroSignal paid an entity affiliated with the Chairman of the Board and CEO $19,969 for consulting services.


NOTE  8  -  COMMITMENTS  AND  CONTINGENCIES

MicroSignal entered into a lease in October 2002 for office space located in Pittsburgh, Pennsylvania on a three year lease term through September 2005. The monthly rental payment is $1,854 and the future minimum lease payments are as follows:


     December 31,                               Amount
                                              ----------
         2002                                 $   22,248
         2003                                     22,248
         2004                                     22,248
         2005                                     16,686

Rent expense for the years ended December 31, 2001 and 2000 totaled $0 and $6,829 respectively.


EMPLOYMENT  AGREEMENTS

On July 1, 2002, MicroSignal entered into an employment agreement with its Chief Executive Officer. The two-year agreement provides for annual salaries of $90,000 and $100,000 for each of the two years, plus incentives and certain employee benefits, as defined by the agreement. The agreement also provides for 200,000 shares of common stock.

                             MICROSIGNAL CORPORATION
                                  BALANCE SHEET
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                     ASSETS



Current assets
  Cash                                                    $        41
                                                          ------------
    Total current assets                                           41

Patents                                                         9,546
                                                          ------------
                                                          $     9,587
                                                          ============

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable                                        $    11,000
  Accrued expenses                                            138,292
  Lease payable                                                38,650
  Accrued interest payable                                    717,706
  Notes payable                                               615,339
  Notes payable - shareholders                              1,361,750
  Deposits                                                     40,000
                                                          ------------
    Total current liabilities                               2,922,737
                                                          ------------

STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, $.10 par value, 10,000,000 shares
    authorized, 4,395,336 shares issued and outstanding       439,534
Additional paid in capital                                  1,099,089
Accumulated deficit                                        (4,451,773)
                                                          ------------
  Total Stockholders' Equity (Deficit)                     (2,913,150)
                                                          ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $     9,587
                                                          ============

                         See notes to interim condensed
                              financial statements.

                             MICROSIGNAL CORPORATION
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)



                                         Three  Months  Ended     Nine  Months  Ended
                                             September 30,          September 30,
                                             ------------           ------------
                                          2002         2001         2002         2001
                                       -----------  -----------  -----------  -----------

Revenues                               $        -   $        -   $        -   $        -
Cost of revenues                                -            -            -            -
                                       -----------  -----------  -----------  -----------
Gross margin                                    -            -            -            -
                                       -----------  -----------  -----------  -----------
Cost and expenses:
General and administrative                     12       29,325        2,668       46,159
Depreciation                                    -            -            -            -
                                       -----------  -----------  -----------  -----------
                                               12       29,325        2,668       46,159
                                       -----------  -----------  -----------  -----------

Loss from operations                          (12)     (29,325)      (2,668)     (46,159)

Other income (expense)
  Interest expense                        (76,388)     (76,388)    (114,582)    (114,582)
  Other income                                  -            -            -            -
                                       -----------  -----------  -----------  -----------
                                          (76,388)     (76,388)    (114,582)    (114,582)
                                       -----------  -----------  -----------  -----------

Net loss                               $  (79,044)  $ (105,713)  $ (117,250)  $ (160,741)
                                       ===========  ===========  ===========  ===========
Net loss per share:
  Basic and diluted                    $    (0.02)  $    (0.02)  $    (0.03)  $    (0.04)
                                       -----------  -----------  -----------  -----------
Weighted average shares outstanding:
  Basic and diluted                     4,395,336    4,395,336    4,395,336    4,395,336
                                       ===========  ===========  ===========  ===========

                         See notes to interim condensed
                              financial statements.

                             MICROSIGNAL CORPORATION
                            STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
                                   (UNAUDITED)



                                                                               2002        2001
                                                                            ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                    $(117,250)  $(160,741)
Adjustments to reconcile net deficit to cash used by operating activities:
  Depreciation                                                                      -           -
Net change in:
  Other assets                                                                      -       5,877
  Accrued interest payable                                                    114,582     114,582
                                                                            ----------  ----------

CASH FLOWS USED IN OPERATING ACTIVITIES                                        (2,668)    (40,282)
                                                                            ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
                                                                            ----------  ----------
Proceeds from notes payable                                                         -      39,000
                                                                            ----------  ----------

NET INCREASE (DECREASE) IN CASH                                                (2,668)     (1,282)
Cash, beg. of period                                                            2,709       4,317
                                                                            ----------  ----------
Cash, end of period                                                         $      41   $   3,035
                                                                            ==========  ==========
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                             $       -   $       -
  Income taxes paid                                                         $       -   $       -


                         See notes to interim condensed
                              financial statements.

                             MICROSIGNAL CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS


NOTE  1  -  BASIS  OF  PRESENTATION

The  accompanying  unaudited  interim  financial  statements  of  Microsignal
Corporation have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in the Company's registration statement filed with the SEC on Form 8-K/A. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year 2001 as reported in Form 8-K/A, have been omitted.

           INDEX TO UNAUDITED PRO-FORMA CONDENSED FINANCIAL STATEMENTS


                                                                       Pages

                     Pro-forma Condensed Balance Sheet                   2
      Notes to Pro-forma Condensed Consolidated Financial Statements     4

                             MICROSIGNAL CORPORATION
                        PRO-FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001



                                          Historical                   Pro-Forma
                                   ------------------------  ---------------------------
                                   Pro Glass   MicroSignal
                                    9/30/01      12/31/01     Adjustments      Total
                                   ----------  ------------  -------------  ------------
Cash                               $  25,432   $     2,709   $    (25,432)  $     2,709
                                   ----------  ------------  -------------  ------------
Accounts receivable                   52,052             -        (52,052)            -
Other receivable                         997             -           (997)            -
Due from Cal Alta                    138,831             -       (138,831)            -
Inventory                             14,594             -        (14,594)            -
Earned discounts rec.                 11,534             -        (11,534)            -
Prepaid expenses                       5,517             -         (5,517)            -
Income tax benefit                   100,132             -       (100,132)            -
                                   ----------  ------------  -------------  ------------
                                     349,088         2,709       (349,088)        2,709


Property and equipment, net           16,511             -        (16,511)            -
Patent                                     -         9,546              -         9,546
Investment                           150,000             -       (150,000)            -
Net intangible asset                 122,709             -       (122,709)            -
                                   ----------  ------------  -------------  ------------
                                   $ 638,307   $    12,255   $   (638,307)  $    12,255
                                   ==========  ============  =============  ============

Accounts payable                   $  80,022   $    11,000   $    (80,022)  $    11,000
GST payable                            1,201             -         (1,201)            -
Salary payable                        10,942             -        (10,942)            -
Accrued expenses                           -       138,292              -       138,292
Lease payable                              -        38,650              -        38,650
Accrued interest payable                   -       603,124              -       603,124
Notes payable                              -       615,339              -       615,339

Notes payable - shareholder                -     1,361,750              -     1,361,750
Deposits                                   -        40,000              -        40,000
                                   ----------  ------------  -------------  ------------
                                      92,165     2,808,155        (92,165)    2,808,155
                                   ----------  ------------  -------------  ------------

Common stock                          23,166       439,534        (23,166)      439,534

Additional paid in capital           830,151     1,099,089       (830,151)    1,099,089
Accumulated deficit                 (305,529)   (4,334,523)       305,529    (4,334,523)

Foreign currency translation adj.     (1,646)            -          1,646             -
                                   ----------  ------------  -------------  ------------
                                     546,142    (2,795,900)      (546,142)   (2,795,900)
                                   ----------  ------------  -------------  ------------
                                   $ 638,307   $    12,255   $   (638,307)  $    12,225
                                   ==========  ============  =============  ============

                             MICROSIGNAL CORPORATION
                NOTES TO PRO-FORMA CONDENSED FINANCIAL STATEMENTS


Pro-forma financial positions as of December 31, 2001 are presented as if MicroSignal Corporation ("MicroSignal") and Pro Glass Technologies, Inc. ("Pro Glass") were combined at December 31, 2001.

On September 10, 2002, MicroSignal entered into an Agreement and Plan of Reorganization and exchanged 100% of MicroSignal shares for 17,051,344 shares of Pro Glass or 94% of Pro Glass. Prior to the merger, Pro Glass sold its operations to its CEO and changed its name to MicroSignal Corporation. For accounting purposes this transaction was treated as an acquisition of Pro Glass and a recapitalization of MicroSignal. MicroSignal is the accounting acquirer and the results of its operations carry over. Accordingly, the operations of Pro Glass are not carried over and are adjusted to $0.

There are no pro forma results of operations of Pro Glass since MicroSignal's operations carryforward.

The  pro  forma  presentation  and  adjustments  reflect  the  following  items:

* Elimination of all equity accounts of Pro Glass, since MicroSignal is the accounting acquirer.
* Elimination of all the accounts of Pro Glass to reflect the sale of its operations to its CEO.
* The common stock and additional paid in capital amounts and retained deficit are decreased for the net liabilities assumed from Pro Glass in the merger. The net liabilities acquired were $0.

After the merger, the Company will have 21,446,680 shares of common stock outstanding.


                                        3